                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 TRV-C1 TRUST)
             (Exact name of registrant as specified in its charter)

           DELAWARE               333-29015                13-3891329
       (State or other           (Commission            (I. R. S. Employer
       jurisdiction  of          File Number)          Identification No.)
        incorporation)

                WORLD FINANCIAL CENTER,                       10281
                  NEW YORK,  NEW YORK                      (Zip Code)
                 (Address of principal
                  executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable
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ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates on June 1, 1999.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the June 1, 1999 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   MERRILL LYNCH DEPOSITOR, INC.

         Date:  07/08/99                By:  /s/ Barry Finkelstein
                                        Name:    Barry Finkelstein
                                        Title:   President
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                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the June 1, 1999 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Class A Certificates.